RELIABLE. ANSWERS. 2013 NAREIT REITWorld San Francisco November 13-14 Exhibit 99.1

2013 Duke Realty Corporation

WHY DUKE REALTY?
Superior Asset Quality
Strategically Located Land Bank and Experienced
Development Capabilities
Proven Operational Success and Future Growth
Opportunities
Balance Sheet Strength
Relative Value vs. Peers
Talent and Leadership Depth to Execute
RELIABLE. ANSWERS

RELIABLE. ANSWERS. 2013 Duke Realty Corporation 3 Three-Pronged Strategy for Success Strategies for delivering shareholder value

2013 Duke Realty Corporation ASSET STRATEGY 4

2013 Duke Realty Corporation
3Q 2013
YE
2013

Asset Strategy Progress
BY PRODUCT
2009
BY GEOGRAPHY
ASSET STRATEGY
2009
YE
2013
Southeast
22%
Southeast
3Q 2013
Southeast
19%
Note:  Figures represents share of quarterly net operating income

2013 Duke Realty Corporation
Proceeds
or Cost
($MM's)
Avg
Age
In-place
Occupancy
In-place
Cap Rate
TTM
Economic
Cap Rate
2011
$        1,634
14 82% 8.2% 6.7%
2012               140 18 80% 7.8% 6.3%
2013 YTD               465 9 93% 6.2% 5.6%
  Total $      2,239 13 84% 7.8% 6.5%
2011 $           747 10 92% 6.5%
2012               801 11 94% 6.5%
2013 YTD               481 7 100% 6.2%
  Total $      2,029 9 95% 6.5%
2011 $           202 97% 7.5%
2012               520 87% 7.3%
2013 YTD               297 83% 8.2%
  Total          1,019 88% 7.6%
Transaction Type
Dispositions
Acquisitions
Development
Repositioning & Capital Deployment Activity since 2010

ASSET STRATEGY

2013 Duke Realty Corporation

Highest quality portfolio of large, modern bulk industrial
assets in key distribution markets
Best in class MOB development platform and portfolio,
with newest properties and highest hospital system credit
Built-in annual rent and same property growth
Suburban office portfolio now less than 27% with growth
opportunities through lease up
Successful execution of significant asset repositioning
allowing us to focus on growth and a “sharpshooter”
approach for future asset sales
Superior Asset Quality
ASSET STRATEGY

2013 Duke Realty Corporation ASSET STRATEGY – INDUSTRIAL PORTFOLIO 8

2013 Duke Realty Corporation

Leverage 40 years of industrial operating and development experience as primary driver of company growth
Focus on larger, modern bulk distribution product which results in higher credit quality tenant base with fewer overall tenants to manage
Geographic strategy focused on major markets in key trucking, rail and shipping corridors
Growing NOI stream with contractual rent escalations and low capital expenditures
Apply current business trends in e-commerce and supply chain reconfiguration along with key long term relationships
Utilize land positions in existing markets to grow rent through higher yield development
Strategically seek acquisition opportunities in higher rent growth markets
Industrial Strategy
ASSET STRATEGY

2013 Duke Realty Corporation 10 ASSET STRATEGY Premier Quality Industrial Portfolio Focus on modern bulk warehouse with strong performance characteristics Building Size Building Size

2013 Duke Realty Corporation

ASSET STRATEGY
Best in Class Domestic Industrial Portfolio
Newest and largest facilities to support current supply chain trends
(1) Estimates based on pro rata ownership % of domestic, industrial-only facilities.  Source: Q3 2013 company supplementals.  LRY isan estimate proforma Cabot
Source:Per CoStar database based onwtd avg RBA, bulk and flex categories,November 20
13. LRYincludesproposed Cabottransaction,DREinternallycalculated.
Source: Estimates based on domestic, industrial-only facilities per Q3 2013 company supplementals. LRY is an estimate proforma Cabot.

2013 Duke Realty Corporation

ASSET STRATEGY
Duke Realty Industrial Portfolio – Then & Now
Significant occupancy increase and shift to
newer, bigger buildings since 2009
Total Square Feet by Building Size
Occupancy by Building Size

2013 Duke Realty Corporation
Big Box vs Small Box
Cumulative Net Absorption In Duke Realty Markets

Higher demand for modern bulk product
ASSET STRATEGY
As of 13Q3
Sources: CoStar Group, Inc.; PPR.  Representative of Duke Realty's 22 markets of the PPR54
*Big Box: 1990 or newer & 100K SF+; Small Box: Older than 1990 or <100K SF

2013 Duke Realty Corporation
Strong Market Rent Growth Momentum
Big Box : Strong Rent Growth & E-Commerce Trends

E-Commerce Sales Growth Very Strong
Graph sources: CoStar / PPR;  E-commerce & retail sales figures are 4Q rolling avg; *PPR54 minus 22
Duke MSAs;  Big Box 1990+ & 100K SF+; Small Box <100K SF
ASSET STRATEGY
Market rent growth continues to
accelerate.  Projections are 3.3%
average annual growth through 2017
Big box continues to outperform
Duke Realty market rent growth
outperforming the PPR54
Duke Realty actual net effective rent
growth for industrial trending up: +8%
for Q3 and +4% YTD
E-commerce sales growth currently
growing at a double digit rate over
conventional retail
E-commerce currently 9% of all retail
sales, trending towards 20% by 2020
Duke Realty a leading national facility
operator/developer to leading users of
modern bulk industrial space
98
100
102
104
106
108
110
11Q2 11Q4 12Q2 12Q4 13Q2 13Q4 14Q2 14Q4
DRE Markets Big Box
DRE Markets Small Box
Non-DRE Markets* Big Box
DRE Markets All Sizes
DRE Markets Forecast

2013 Duke Realty Corporation ASSET STRATEGY – OFFICE PORTFOLIO 15

2013 Duke Realty Corporation

Will reach 25% target by year-end 2013
Continue to sell older, non-strategic assets
Develop remaining office land bank primarily with build
to suit projects
Own highest quality assets in high growth office
markets
Office
Strategy
ASSET STRATEGY

2013 Duke Realty Corporation

ASSET STRATEGY
Office Portfolio – Then & Now
45% decrease
in investment
Significant decrease in investment, less tenants = operating efficiencies
Invested $ by Region
# of Tenants by Region
40% decrease
in tenants

2013 Duke Realty Corporation

Office Properties Being Marketed
Various properties being marketed in multiple markets, including Cleveland, Cincinnati and St. Louis; Average age of 17 years
Approximately $190 million of assets under contract or LOI with expected December closings. In advanced negotiations on another portfolio totaling about $150 million which we believe will proceed and likely close in early 2014.
Continue pruning suburban office according to plan
ASSET STRATEGY

2013 Duke Realty Corporation ASSET STRATEGY – MEDICAL OFFICE PORTFOLIO 19

2013 Duke Realty Corporation

ASSET STRATEGY
MOB Platform Strategy and Benefits to Duke Realty
Solid NOI growth and low volatility
Growth industry, recession resistant asset class
Best in class development team able to produce consistent
development opportunities through economic cycles
Substantially all on-campus or aligned with major hospital systems
Long term leases averaging over 12 years
Consistent NOI growth with typical leases including 2-3% annual net rent escalations and expense increase pass-throughs
Recycle selected assets to recognize value created and fund new development

2013 Duke Realty Corporation

ASSET STRATEGY
Healthcare Trends
Annual Healthcare Expenditures
Source: U.S. Bureau of the Census
Growing healthcare expenditures, cost efficiency trends and the Affordable Care Act should further improve demand for lowest-cost setting outpatient (MOB) facilities
Affordable Care Act
People insured expected to increase by 30 to 50 million – increased demand for care
Number of physicians expected to increase – growing MOB space demand
Patient care shifting to more cost-efficient MOB settings
with higher acuity of services
Reduced reimbursements should make real estate efficiency a priority
– larger deals and floor plates
Healthcare system consolidation and physician practice acquisitions by hospitals grew 25% in the last 5 years  –
strong MOB demand and improving credit
Inpatient and Outpatient Trends
Source: Avalere Health, American Hospital Association
Annual Survey, U.S. Census Bureau

2013 Duke Realty Corporation
4%
13%
83%

ASSET STRATEGY
In-Service
Under
Development Total
Properties 74 12 86
Investment $ $1.3 B $240 M $1.5 B
Square Feet 5.6 M 817 K 6.4 M
Leased Occupancy 94% 100% 94%
MOB
On-Campus
MOB
Off-Campus
Medical Office Portfolio
Highest quality pure MOB portfolio with average age of only 7 years
MOB Aligned w/
Health System
Investment  by product type
As of 9/30/13

2013 Duke Realty Corporation 23 ASSET STRATEGY Duke Realty Medical Office Portfolio – Then & Now Significant increase in investment and occupancy Cumulative Invested $ Occupancy

2013 Duke Realty Corporation
As of 9/30/13

ASSET STRATEGY
2%
1%
5% 5%
11%
5%
10%
0%
2%
4%
6%
8%
10%
12%
2014 2015 2016 2017 2018 2019 2020
Lease Expirations
(% of MOB In-Service Sq. Ft.)
High credit tenants and limited lease maturities result in stable and growing cash flow
Top Health System Relationships
Health System
Credit
Rating
(Moody's)
Rentable
SF
% of Tot
Square Feet
Veterans
Administration
Aaa 224,000 3.5%
Ascension Health Aa1 530,000 8.2%
Health & Hospital
Corp Marion County
Aa1 274,000 4.3%
Baylor Health Care
System
Aa2 452,000 7.0%
Catholic Health
Initiatives
Aa2 250,000 3.9%
Franciscan Alliance,
Inc.
Aa3 283,000 4.4%
Scott & White
Healthcare
A1 425,000 6.6%
Adventist Health Aa3 201,000 3.1%
Overall 56% of space leased
to “A” or better rated tenants

RELIABLE. ANSWERS.
2013 Duke Realty Corporation
DRE
HCN HCP HR HTA VTR
Portfolio Size
Number of Properties 86 219 208 194 279 329
Square Feet
(in MM's)
6.5 14.1 14.2 13.6 13.6 18.1
Total Investment
(in $MM's)
$1,531 $3,405 $2,649 $2,934 $2,818 $3,663
Operating Statistics
Average Age
(1)
7 yrs
12 yrs 20 yrs -- -- --
Square Feet / Property
75k SF
65k SF 68k SF 70k SF 49k SF 55k SF
Est'd Annualized NOI $ / SF $17.4 $18.4 $15.2 $16.0 $16.7 $15.8
In-Service Occupancy
94%
94% 90% 88% 91% 92%
Q3 Same Prop NOI Growth
3.5%
1.2% 0.7% 1.9% 3.2% 0.5%
% Leased to Health Systems 70% -- -- 38% -- --
% of MOB’s On-Campus / Aligned
(2)
96.5%
87.9% 94.2% 87.4% 96.0% --
Best in Class Medical Office Portfolio – Peer Comparison

Notes
1. In service portfolio
2. On-Campus / Aligned refers to a property that is 1) located on or adjacent to a healthcare system, 2) off-campus and leased 50% or more to a healthcare system, or 3) an ASC / specialty hospital with a hospital partnership interest
Sources: Company filings as of Q3 2013
= #1 in metric
Bold

2013 Duke Realty Corporation

Non-Core Medical Office Portfolio Being Marketed
Seventeen (17) medical office buildings totaling 938,000 square feet, average age of 13 years
97% leased; located primarily in the Midwest
Under contract and expect to close in Q4 and early Q1 with proceeds estimated over $250 million
Average age and quality of remaining portfolio will improve after sale
Divesture of select MOBs affiliated with non-strategic health systems
ASSET STRATEGY

2013 Duke Realty Corporation

ASSET STRATEGY
Healthcare Development Pipeline
Department of Veterans Affairs
Tampa, FL
117,000 SF, 100% pre-leased
Wishard Health
Indianapolis, IN
274,000 SF, 100% pre-leased
Scott & White Healthcare
Temple, TX
78,000 SF, 100% pre-leased
Baylor Healthcare (6 Facilities)
Dallas, TX
207,000 total SF
100% pre-leased
Scott & White Healthcare
Waco, TX
35,000 SF, 100% pre-leased
Centerre/Mercy
Springfield, MO
60,000 SF, 100% pre-leased
TriHealth West Chester MOB
Cincinnati, OH
49,000 SF, 100% pre-leased

2013 Duke Realty Corporation ASSET STRATEGY – DEVELOPMENT CAPABILITIES 28

2013 Duke Realty Corporation
Development Strategic Advantages
Development platform creates significant value

40 years of experience in development
Land bank in strategic locations that can support approximately
58 million square feet of development (86% bulk industrial)
$391MM pipeline that is 85% leased with 8.9% GAAP yield,
immediately accretive when complete
Strategic relationships with national users generating repeat business
Fully staffed internal team involved in all aspects of development, including pre-construction and construction to deliver most cost effective and profitable projects
Risk management policies in place to govern maximum development pipeline size and speculative development starts
ASSET STRATEGY

2013 Duke Realty Corporation Development Pipeline Comparison 30 Duke Realty development pipeline to drive strong external growth ASSET STRATEGY (in $millions) Source: Q2 2013 Company Supplementals

2013 Duke Realty Corporation
Select 2013 YTD Development Starts

Nashville Industrial
• Regional distribution center build-to-suit
for Starbucks on Duke Realty land
• 680,000 SF;  8 year lease term
• 100% pre-leased
Dallas Medical Office
Five Baylor Emergency (ER) facilities in Metro
Dallas (cities of Rockwall, Murphy, Colleyville,
Mansfield and  Burleson)
168,000 total SF
Over $70 million total investment
100% pre-leased, 15 year lease terms
Dallas Office
• Build-to-suit on Duke Realty land
• 200,000 SF
• 16 year lease term
• 100% pre-leased
Houston Industrial
• Speculative development
on Duke Realty land
• Airport submarket
• 240,000 SF
Raleigh Office
• Perimeter Two & Three on Duke Realty land
• 410,000 total SF
• 91% and 64% pre-leased, respectively
ASSET STRATEGY
Columbus Industrial
• Build to suit on Duke Realty
land for Ace Hardware
• 534,000 SF
• 10+ year lease term
• 100% pre-leased
Baltimore Industrial
• Build to suit on Duke Realty
land for major internet retailer
• 1 million SF; 15 year lease term
• Port of Baltimore

2013 Duke Realty Corporation
Developable Square Feet
Industrial Office Primary Markets
Midwest
26.0 3.1 Indianapolis, Chicago, Cincinnati, Columbus, Minneapolis, & St. Louis
East
3.8 1.6 New Jersey, Baltimore, Raleigh and Washington D.C.
Southeast
9.4 2.1 Atlanta, Central Florida, and South Florida
Southwest
10.8 1.4 Phoenix, Dallas, Houston and Nashville
Total 50.0 million SF 8.2 million SF

Strategic Land Bank
HELD FOR
DEVELOPMENT
ASSET STRATEGY
• Strategically located in key distribution
markets and vibrant commercial corridors
• Cost feasibility and development strategies
completed for all land investments; Land
fully zoned for intended use
• Sales from non-strategic parcels of $97
million since 2009 have resulted in an
approximate 6% gain over book basis

2013 Duke Realty Corporation OPERATING STRATEGY 33

2013 Duke Realty Corporation

Completed asset repositioning into higher quality, higher rental rate growth assets with minimal FFO per share dilution and
annual growth in AFFO per share
AFFO payout ratio of 74% and AFFO multiple of approximately
18x at the low end of the sector and well positioned for
continued growth
Proven same property NOI outperformance, well positioned for continuing rental rate growth through lease rent escalations
Ability to push rents because of occupancy and asset quality
Modern bulk product and staggered lease maturities
significantly reduces capex
Operational Success and Future Growth Opportunities
OPERATIONS STRATEGY

2013 Duke Realty Corporation Historical Performance Supports Additional Occupancy Upside 35 Historical Occupancy OPERATIONS STRATEGY Sep-13

2013 Duke Realty Corporation
Accelerating Rent Growth
(Represents growth in annual net effective rent on renewal leases)

Improving Operating Performance
Strong Cash Flow Growth and Payout Ratio
OPERATIONS STRATEGY
Steady Same Property NOI Growth
Peer Payout Ratio Analysis

2013 Duke Realty Corporation CAPITAL STRATEGY 37

2013 Duke Realty Corporation 38
CAPITAL STRATEGY
Will reach original leverage goals established in 2009 by Q4
2013
Continue to delever through assets sales and funding new
development 60/40 equity/debt
Well balanced annual debt maturities
Significant liquidity with $850 million LOC with little to no borrowings and low near-term maturities
Low percentage of secured and variable rate debt compared to peer group
Balance Sheet Quality

2013 Duke Realty Corporation
Investment grade rated debt (Baa2/BBB-) for over 16
years with proven access to multiple capital sources
Available line of credit - $850 million capacity
Conservative AFFO payout ratio for 9 months YTD (74%)

Key Capital Metrics & Goals
2010
Actual
2012
Actual
Sept 30,
2013 Goal
Debt to
Gross Assets
46.3% 49.7% 47.3% 45.0%
Debt + Preferred to
Gross Assets
55.5% 56.1% 51.7% 50.0%
Fixed Charge
Coverage Ratio
1.79 : 1 1.81 : 1 2.1:1
(1)
2.00 : 1
Debt + Preferred /
EBITDA
8.88 9.25 8.0
(2)
7.75
CAPITAL STRATEGY
Progressing toward strategic plan goals
(1) Based on Q3 2013 annualized; (2) Proforma D+P
/ EBITDA based on Q3 2013 annualized EBITDA and
adjusted for asset repositioning on a full quarter basis.

2013 Duke Realty Corporation
Current Liquidity Position

Maturity ladder well balanced and liquidity position significantly enhanced
Next unsecured maturity is $250MM in August 2014
No unsecured maturities > $600M in any one year ($600M in 2022)
25% of debt matures over next 3 years ($1.2 billion total), compared to January 2009 when over 46%
of debt ($2.2 billion) was maturing over the subsequent 3 years
CAPITAL STRATEGY
(1) Excludes $210MM outstanding LOC borrowings as of 9-30-13

2013 Duke Realty Corporation
10%
18%
29%
32%
43%
26%
22%
23%
54%
62%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
LRY BDN HIW CLI OFC DRE DCT PLD FR EGP
Industrial Average: 40.0% Office Average: 26.5%
Secured Debt / Total Debt
Peer Set Key: Office - LRY=Liberty; CLI=Mack-Cali; HIW=Highwoods; BDN=Brandywine; OFC=Corp Office; Industrial:PLD=Prologis; FR=First Indus; DCT=DCT Indus Trust;EGP=Eastgroup; Datasource:SNL Financial, MRQ

0%
3%
4%
10%
20%
11%
12%
13%
17%
31%
0%
15%
30%
LRY CLI BDN OFC HIW DRE EGP FR PLD DCT
Industrial Average: 18.4% Office Average: 7.5%
Variable Rate Debt / Total Debt
Low level of secured and variable rate debt creates flexibility and lower volatility
Duke Realty Peer Debt Metrics
CAPITAL STRATEGY

2013 Duke Realty Corporation WHY DUKE REALTY 42

2013 Duke Realty Corporation 43
WHY DUKE REALTY
Duke Realty Scorecard
Asset Strategy
Asset
Concentration
2010 2013
Industrial 42% 60%
Office 49% 23%
Medical Office 6% 16%
Retail 3% 1%
Capital Strategy
Key Metrics 2010 2013
Fixed Charge Coverage 1.79 2.1
Debt Plus Preferred to EBITDA 8.68 < 7.6
Debt Plus Preferred to Gross Assets 55.5% < 50%
Operations Strategy
Key Metrics 2010 2011 2012
2013
Forecast
Core FFO Per Share 1.15 1.15 1.02 1.09
Core AFFO Per Share 0.76 0.78 0.82 0.87
Successfully repositioned portfolio towards industrial concentration
Successfully improved all key leverage metrics
Achieved consistent growth in AFFO per share of over 4% per year
Positioned to continue positive trends in all phases of strategy
2013 Forecast operating metrics are based on midpoint of guidance; 2013 leverage metrics are based on Q4 2013 forecast adjusted to give effect for asset repositioning activity on a full quarter basis.
Producing strong operating results while delevering and repositioning assets

2013 Duke Realty Corporation

Positioned for NAV Growth
KEY NAV GROWTH DRIVERS
Lease-Up
Existing Vacancy
In-service portfolio occupancy of 93.5%
Strong leasing pipeline
Demonstrated track record of 65-85% tenant renewal rate
Ability to continue to drive suburban office and MOB occupancy higher
Accretive
Development
Current development pipeline of $391 million (0.8MM SF of industrial, 0.8MM SF of medical office and 0.6MM SF of suburban office, currently 85% pre-leased)
2013 estimated development starts of $400 to $500 million
High quality land bank to facilitate future development
Continued
Asset
Repositioning
Acquisitions of primarily core and value-add bulk industrial, located in strategic distribution markets, leased to high quality tenants with contractual lease escalators
Dispositions focused on more capital intensive suburban office mainly in the Midwest, retail, and select older medical and industrial/flex assets
Asset recycling has been AFFO positive, while extending average lease duration, lowering cash flow volatility, improving tenant credit and overall quality of portfolio
Increase Rents \
Reduced Capex
Rent roll downs burning off and positive same property NOI performance
Forecasts of industrial market wide average annual rent growth of 3.3%
*
from 2014-17
* Rent forecasts a composite of PPR and Green Street
WHY DUKE REALTY

2013 Duke Realty Corporation
5.6%
5.6%
6.0%
6.9%
7.2%
7.1%
7.5%
7.5%
8.0%
9.9%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
CLI OFC LRY BDN HIW DRE FR DCT PLD EGP
19.8x
18.4x
17.7x
14.9x
12.1x
18.1x
32.7x
26.1x
25.2x
23.7x
6.0x
10.0x
14.0x
18.0x
22.0x
26.0x
30.0x
34.0x
HIW LRY BDN OFC CLI DRE PLD EGP FR DCT
17.3x
17.9x
19.3x
23.8x
14.8x
8.3x
9.8x
13.1x
13.7x
14.1x
6.0x
10.0x
14.0x
18.0x
22.0x
26.0x
30.0x
LRY OFC HIW BDN CLI DRE PLD EGP FR DCT
Industrial Average: 19.6x Office Average: 11.8x Industrial Average: 26.9x
Industrial Average: 6.0%
Office Average: 16.6x
Office Average: 7.9%
Price / 2013E FFO
Implied Cap Rate
(1)
Price / 2013E AFFO
Datasource: SNL Financial, 9/25/13. (1)NOI based on Wells Fargo Q3’13 annualized NOI, plus an assumed growth ratefor the forward 12 months. Balance sheet adjusted for non-stabilizedproperties andtangiblenetassets, but doesnot include an adjustment to mark debt to market.
Duke Realty Valuation Statistics

Total Market Cap ($ in billions)
$8.6
$5.6
$4.9
$4.5
$4.3
$10.4
$4.0
$3.4
$2.8
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
LRY HIW BDN OFC CLI DRE PLD DCT FR EGP
$30.9
Industrial Average: $10.3 Office Average: $5.6
Duke realty undervalued relative to peers
WHY DUKE REALTY

2013 Duke Realty Corporation

WHY DUKE REALTY?
Superior Asset Quality
Strategically Located Land Bank and Experienced
Development Capabilities
Proven Operational Success and Future Growth
Opportunities
Balance Sheet Strength
Relative Value vs. Peers
Talent and Leadership Depth to Execute
WHY DUKE REALTY

RELIABLE. ANSWERS.
2013 Duke Realty Corporation
Forward-Looking Statement

This slide presentation contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities
Litigation Reform Act of 1995.  These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations.  Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation.  Many of these factors are beyond our ability to control or predict.  Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.  We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations.  We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.
Certain of the financial measures appearing in this slide presentation are or may be considered to be non-
GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com.  Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position.  The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.